Exhibit 10.2

EXHIBIT A

THE SECURITIES COVERED HEREBY HAVE BEEN (I) ACQUIRED FOR INVESTMENT; (II) ISSUED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES LAWS OF VARIOUS STATES; AND (III) ISSUED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) PROVIDED BY SECTION 4(a)(2) OF THE SECURITIES ACT. THE SECURITIES CANNOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR ANY TRANSACTION WHICH IS OTHERWISE IN COMPLIANCE WITH THE SECURITIES ACT AND ANY SUCH TRANSACTION SHALL BE ACCOMPANIED BY A LEGAL OPINION THAT IS SATISFACTORY TO THE COMPANY. THE COMPANY SHALL BE ENTITLED TO RELY UPON AN OPINION OF COUNSEL SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE ABOVE LAWS.

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT AS PROVIDED HEREIN. THE HOLDER OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE RESTRICTIONS HEREIN SET FORTH.

FREESTONE RESOURCES, INC.

Common Stock Purchase Warrant

THIS IS TO CERTIFY THAT, for value received, Dynamis Energy, LLC, an Idaho limited liability company (the “Holder”), upon due exercise of this Warrant, dated as of June 24, 2015 (the “Issuance Date”), is entitled to purchase from Freestone Resources, Inc., a Nevada corporation (the “Company”), all or any part of five million (5,000,000) shares of fully paid and non-assessable share of common stock, $.001 par value, of the Company (the “Common Stock”), exercisable during the period from and after the Issuance Date to and including 5:00 p.m. Central Standard Time on the date that is twelve (12) months after the Issuance Date (the “Expiration Date”) at a purchase price per share pursuant to Section 1 below.

This Warrant is hereinafter called the “Warrant,” and the shares of Common Stock issuable upon exercise hereof are hereinafter called the “Warrant Shares.”

This Warrant is issued pursuant to that Securities Purchase Agreement, dated as of 24 June, 2015, by and among the Company and the Holder (the “Purchase Agreement”). In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

1.           Exercise Price. The exercise price per share for the shares of Common Stock that may be purchased pursuant to terms of this Warrant shall be an amount equal to eighty percent (80%) multiplied by the Closing Price (as defined below) of the Common Stock as of the Exercise Date (as defined below), rounded to the nearest one-hundredth of one cent ($0.0001) per share, subject to adjustment pursuant to Section 8 below (the “Exercise Price”). If the Common Stock is traded on a national securities exchange, the Closing Price shall be the average of the closing price of the Common Stock for the ten (10) consecutive Trading Days immediately preceding the Exercise Date. If the Common Stock is not traded on a national securities exchange, the Closing Price shall be the average of the closing bid and ask price quoted on the over-the-counter market for the ten (10) consecutive Trading Days immediately preceding the Exercise Date. If the Common Stock is not traded on the over-the-counter market or on a national securities exchange, the Closing Price shall be the fair market value of a share of Common Stock as determined by an independent appraiser in good faith mutually agreeable to the Holder and the Company.

2.	Exercise of Warrant.

(a)      Procedure for Exercise. The Holder of this Warrant may exercise this Warrant at any time after the Issuance Date but on or before the earlier of the Expiration Date for the purchase of all or part of the Warrant Shares that have not been earlier purchased or redeemed pursuant hereto. The purchase price shall be equal to the Exercise Price multiplied by the number of Warrant Shares to be acquired pursuant to such exercise of the Warrant. In order to exercise this Warrant in whole or in part, the Holder hereof shall deliver to the Company (a) a written Notice of Exercise of such Holder's election to exercise this Warrant substantially in the form attached hereto as Exhibit A, which notice shall specify the number of whole shares of Common Stock to be purchased, (b) payment of the aggregate Exercise Price of the shares of Common Stock being purchased in the manner provided herein, (c) an executed Investor Representation Letter in the form attached hereto as Exhibit B, and (d) this Warrant. Upon the Company’s receipt of the Notice of Exercise, the payment, the executed Investor Representation Letter and surrender of this Warrant (the date of such receipt is the “Exercise Date”), the Company shall, as promptly as practicable (but in no event later than seven (7) Trading Days after the Exercise Date), execute or cause to be executed and deliver to such Holder a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice, bearing restrictive legends (unless if, and only if, at the time of exercise, the Warrant Shares are included in a registration statement for resale that has been filed by the Company and declared effective by the Securities and Exchange Commission).. The stock certificate or certificates so delivered shall be in such denominations as may be specified in such notice and shall be registered in the name of such Holder or, subject to the conditions of Section 3 below, such other name as shall be designated in such notice. Payment of the Exercise Price may be made by wire transfer, by certified check or cashier's check, payable to the order of the Company, or by wire transfer.

(b)      No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, nor shall the Company be required to pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated and that all issuances of Common Stock shall be rounded up to the nearest whole share. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of such certificate or certificates, deliver to such Holder a new warrant evidencing the rights of such Holder to purchase the remaining shares of Common Stock called for by this Warrant, which new warrant shall in all other respects be identical with this Warrant, or, at the request of such Holder, appropriate notation may be made on this Warrant and the same returned to such Holder.

(c)      Expenses. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates under this Section, except that, in case such stock certificates are to be registered in a name or names other than the name of the Holder of this Warrant, all stock transfer taxes payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Holder hereof at the time of delivering the notice of exercise mentioned above. In such case, the Holder hereof shall deliver with such notice of exercise evidence, satisfactory to the Company, that such taxes have been paid.

(d)     Warrant Holder Not a Shareholder. No Holder of this Warrant shall be entitled, solely by reason of being a Holder hereof, to possess any right or privilege as a shareholder of the Company, including without limitation, the right to vote or receive dividends or be deemed for any purpose the holder of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, until the Holder shall have exercised all or any part of this Warrant in accordance with the provisions set forth in Section 2 hereof. Nothing contained herein shall be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote upon any matter submitted to shareholders at any time thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or, to receive notice of the meetings, until the Warrant shall have been exercised as provided in Section 2 hereof.

(e)      Default by the Company. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares pursuant to the terms hereof by the seventh (7th) Trading Day after the date on which such certificate is required to be delivered pursuant to Section 2(a), then, the Holder will have the right to rescind such exercise. In addition, if after such seventh (7th) Trading Day the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise, then the Company shall pay in cash to the Holder the amount, if any, by which the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds the amount obtained by multiplying (i) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (ii) the price at which the sell order giving rise to such purchase obligation was executed. In addition, the Company will at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

3.             Transfer, Division and Combination.

(a)      Transfer of Warrants. The Warrants are separate and detachable securities, transferable only on the books of the Company by the registered Holder hereof in person or by attorney duly authorized in writing, upon surrender of this Warrant to the Company for transfer. Upon any such transfer, a new Warrant to purchase a like number of Warrant Shares will be issued to the transferee or transferees in exchange for this Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of an agreement of indemnity (without security therefor, and upon surrender and cancellation of this Warrant, if mutilated), the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer or replacement.

(b)      Division and Combination of Warrants. This Warrant may, subject to Section 4 hereof, be divided or combined with other warrants upon presentation hereof at the principal office of the Company, together with a written notice specifying the names and denominations in which new warrants are to be issued signed by the Holder or his agent or attorney. Subject to compliance with the preceding paragraph and with Section 4, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new warrant or warrants in exchange for the warrant or warrants to be divided or combined in accordance with such notice.

(c)      Expenses. Holder shall pay all reasonable expenses, taxes (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of this Warrant pursuant to this Section.

4.              Compliance with Securities Act; Restrictions on Transfer.

(a)      Compliance with Securities Act. This Warrant and the related Warrant Shares shall not be transferable except upon the conditions specified in this Section, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act or any applicable state securities laws in respect of the transfer of such Warrant or Warrant Shares.

(b)     Legend. Each certificate for Warrant Shares issued upon exercise of this Warrant shall bear a legend to the effect that the Warrant Shares may not be transferred except upon compliance with the provisions of this Section 4, and each certificate for Warrant Shares transferred pursuant to Section 4 shall also bear such a legend unless, in the opinion of counsel for the Company, such a legend is not required.

(c)       Certain Covenants, Representations and Warranties of Holder.

(i)      Holder hereby represents, warrants and covenants to the Company that it has had access to the Company’s public filings and the opportunity to request additional information regarding the Company's records. Holder has had the opportunity to ask questions of and receive answers from the Company's management concerning the Company's business and operations, and has made an independent review and determination of the value of the investment and has the qualifications to do so. Holder understands that neither the Warrant nor the Warrant Shares have been registered under the Securities Act in reliance upon exemptions available for non-public or limited offerings not involving a public offering. Holder understands that any resale of the Warrant or Warrant Shares will require compliance with an exemption under the Securities Act in the absence of registration thereunder.

(ii)     Holder acknowledges that the Warrant and the Warrant Shares have not been registered under the Securities Act, and are being acquired for Holder's own account for investment and not with a view to the distribution thereof.

(iii)    Holder has the knowledge and experience in financial and business matters to enable Holder to evaluate the merits and risks of acquiring the Warrant and the Warrant Shares.

(iv)    Holder is able to bear the economic risks of its investment in the Warrant and the Warrant Shares, including the risk of a loss of the entire value of the Warrant and the Warrant Shares.

(v)     The Company may instruct its transfer agents not to transfer the Warrant or any of the Warrant Shares unless the transfer agents have been advised by the Company or otherwise have been satisfied that the Holder has complied with the provisions above-described.

(vi)     The Holder understands that the Company has not covenanted and is not obligated to furnish a registration statement under the Securities Act covering the Warrant or the Warrant Shares.

5.              Special Agreements of the Company.

(a)      Reservation of Common Stock. The Company covenants and agrees that it will reserve and set apart and have at all times, a number of shares of authorized but unissued Common Stock deliverable upon the exercise of the Warrant or any other rights or privileges provided for therein sufficient to enable it at any time to fulfill all of its obligations thereunder; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the Warrant at the Exercise Price then in effect, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(b)      Par Value. As a condition precedent to the taking of any action which would cause an adjustment reducing the Exercise Price below the then par value, if any, per share of the Common Stock issuable upon exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue its Common Stock at the Exercise Price upon conversion of this Warrant in accordance with the provisions of this Section 6.

(c)      Shares to be Fully Paid and Nonassessable. The Company covenants that all shares of Common Stock which may be issued upon exercise of this Warrant will be, upon issuance and payment of the Exercise Price, validly issued, fully paid and nonassessable.

6.      Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers: (i) if to the Holder, to the name and address and with a copy to the email address set forth in the Purchase Agreement or any other address or email address delivered to the Company in writing or to the name and address or email address of any transferee of this Warrant recorded on the books of the Company as instructed on the form of Assignment attached hereto as Exhibit C; and (ii) if to the Company, to 325 N. St. Paul St., Republic Center, Suite 1350, Dallas, Texas 75201 with a copy to ccarter@freestoneresourcesinc.com.

Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

7.      Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock as provided in Section 2 above, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     8.      Certain Adjustments to Exercise Price. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8.

(a)      Adjustments for Stock Splits and Combinations and Stock Dividends. If the Company shall at any time or from time to time after the date hereof, effect a stock split or combination of the outstanding Common Stock or pay a stock dividend in shares of Common Stock, then the number of Warrant Shares issuable upon exercise of this Warrant shall be the number of Warrant Shares issuable immediately prior to such event, multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event, with per shares Exercise Price of this Warrant to be proportionately adjusted. Any adjustments under this Section 8(a) shall be effective at the close of business on the date the stock split or combination becomes effective or the date of payment of the stock dividend, as applicable.

(b)      Fundamental Transactions. If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 8(a) above) (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (b) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(c)      Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 8, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

     9.      Miscellaneous.     The terms and provisions of Sections 5.3, 5.5, 5.6, 5.7, 5.8, 5.9, 5.10, 5.11, 5.12, and 5.14 of the Purchase Agreement are incorporated herein by reference as if set forth herein in their entirety and shall apply mutatis mutandis to this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be effective by signature of its duly authorized officer as of the 24 day of June, 2015.

FREESTONE RESOURCES, INC.,
a Nevada corporation

By: /s/ Clayton Carter
Name: Clayton Carter
Title: President and Chief Executive Officer

Exhibit A

FORM OF NOTICE OF EXERCISE

TO BE EXECUTED BY THE REGISTERED HOLDER

IF IT DESIRES TO EXERCISE THE WARRANT

The undersigned, record holder of the Warrant, hereby irrevocably elects to exercise the right represented by this Warrant, to purchase ___________ of the Warrant Shares and herewith tenders payment for such Warrant Shares to the order of Freestone Resources, Inc. in the amount of $________ in accordance with the terms of this Warrant.

Please issue the certificate for shares of Common Stock in the name of:

Print or type name

Social Security or Other Identifying Number

 Street Address

City State Zip Code

Signature

Print Name

Address

Social Security Number

Date: ___________________, _____

(Signature Medallion Guaranteed):	Date: ___________________, _____

Exhibit B

INVESTOR REPRESENTATION LETTER

Freestone Resources, Inc.

Republic Center, Suite 1350

325 N. St. Paul St.

Dallas, TX 75201

Gentlemen:

This Investor Representation Letter is executed and delivered in connection with the purchase by the undersigned (the “Purchaser”) of _______ shares of common stock (the “Shares”) of Freestone Resources, Inc., a Nevada corporation (the “Company”), pursuant to the terms of that certain Common Stock Purchase Warrant dated ________________.

In connection with the purchase of the Shares, Purchaser hereby makes the following representations, warranties and confirms the following understandings:

a.      Investment Purpose. Purchaser is acquiring the Shares for his own account and for investment purposes only, within the meaning of the Securities Act of 1933 (the “Act”), with no intention of assigning any participation or interest therein, and not with a view to the distribution thereof.

b.      Review and Evaluation of Information. The Purchaser is familiar with the business and operations of the Company and has had the opportunity to ask the Company questions about the offering to the extent deemed necessary to permit full evaluation of the merits and risks of an investment in the Company. Further, Purchaser has consulted with such other of his accounting, legal and tax advisors as he deemed necessary and appropriate in making his decision to purchase the Shares.

c.      Purchaser's Financial Experience. Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of his investment in the Company.

d.      Suitability of Investment. Purchaser has evaluated the merits and risks of Purchaser's proposed acquisition of Shares of the Company, including those risks particular to Purchaser's personal situation, and has determined that the investment is suitable for Purchaser. Purchaser has adequate financial resources for an investment of this character, and could bear a complete loss of his investment. Further, Purchaser will continue to have, after making his investment in the Company, adequate means of providing for his current needs, the needs of those dependent on him, and possible personal contingencies.

e.      Unregistered Offering. Purchaser understands that the Shares are not being registered under the Act because the sale is exempt from registration under the Act and rules and regulations promulgated thereunder, as a “transaction by an issuer not involving any public offering,” and that the availability of such exemption is predicated, in part, on Purchaser's representations and warranties contained in this Investor Representation Letter. In the view of the Securities and Exchange Commission, the statutory basis for the exemption claimed by the Company in connection with the sale of Shares would not be present if, notwithstanding Purchaser's representations and warranties, Purchaser has the intention of acquiring the Shares for resale upon the occurrence or nonoccurrence of some predetermined event.

f.      Limitations on Disposition. The Shares have not been registered under the Act or under applicable state securities laws and, therefore, cannot be sold, assigned, or otherwise transferred unless they are subsequently registered under the Act and under applicable state securities laws or an exemption from such registrations is then available. Purchaser hereby agrees that he will not sell, assign, or transfer his Shares unless they are registered under the Act and under applicable state securities laws or an exemption from such registration is then available in the opinion of counsel to the Company.

g.      Absence of Official Evaluation. Purchaser understands that no federal or state agency has made any finding or determination as to the fairness of the terms of an investment in the Company, nor any recommendation or endorsement of a purchase of the Shares.

h.      Residency. Purchaser's principal residence is in the country and state or other jurisdiction indicated, and his citizenship is as indicated, opposite his signature to this Investor Representation Letter. Purchaser has no intent of changing his residency, citizenship, or principal office to any other country or state or jurisdiction.

i.      Accredited Investor. The Purchaser is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Act.

j.      Nonreliance. Purchaser is not relying on the Company or any legal opinion with respect to the tax and economic effect of his investment in the Company.

The representations, warranties, covenants, and agreements contained herein shall survive Purchaser's delivery of payment for the Shares and the delivery of the Shares by the Company .

Dated to be effective as of the _____ day of ____________, ______.

PURCHASER:

_________________________________________
Name: ___________________________________
Address: _________________________________
_________________________________________

Exhibit C

ASSIGNMENT

(Form of assignment to be executed if the Holder desires to transfer the Warrant)

FOR VALUE RECEIVED, _____________________________ hereby sells, assigns, and transfers unto (“Transferee”) this the attached warrant (the “Warrant”) dated June ___, 2015, issued by Freestone Resources, Inc. (the “Company”) and registered in the name of the undersigned (“Holder”) on the books of the Company, to acquire ______ shares of the Company's common stock, together with all right, title or interest therein and does hereby irrevocably appoint __________________________________ attorney to transfer the Warrant on the books of the Company with full power of substitution in the premises.

Print name of Transferee: ____________________________________________________________________________

Address of Transferee: _____________________________________________________________________________

Telephone Nos. of Transferee: (Home) _________________ (Business) ________________

Facsimile No. of Transferee: _________________

Dated to be effective as of the ___ day of _______, ______.

Signature of Holder
(Signature must conform n all respects to name of Holder as specified on the face of this Warrant)

(Signature Medallion Guaranteed):	Date: _______________